                                                                    Exhibit 10.1

                          ALLBRITE TECHNOLOGIES, INC.
                            SHAREHOLDERS AGREEMENT


     This Shareholders Agreement (the "Agreement") is made and entered into as of December 4, 2000, among Planar Systems, Inc., an Oregon corporation ("Acquiror"), AllBrite Technologies, Inc., a California corporation ("Target") and each of the shareholders of Target set forth on Appendix A hereto (each a "Shareholder" and collectively, the "Shareholders").

     This Agreement is entered into in connection with that certain Agreement and Plan of Merger dated as of December 4, 2000 (the "Merger Agreement") by and among Acquiror, Corona Acquisition Corporation, Target and the Shareholders. The Merger Agreement provides for the merger of Corona Acquisition Corporation with and into Target (the "Merger") in a transaction in which the issued and outstanding shares of capital stock of Target (the "Target Stock") will be converted into the right to receive shares of Common Stock, no par value, of Acquiror (the "Acquiror Stock") as provided by, and on the terms and conditions set forth in, the Merger Agreement. Capitalized terms used herein but not defined herein shall have their defined meanings as set forth in the Merger Agreement.

     1. Accounting Treatment. Each Shareholder understands and agrees that it is intended that the Merger will be treated as a "pooling of interests" in accordance with generally accepted accounting principles and the applicable General Rules and Regulations published by the Securities and Exchange Commission (the "SEC").

     2. Reliance Upon Representations, Warranties and Covenants. Each Shareholder has been informed that the treatment of the Merger as a "pooling of interests" for financial accounting purposes is dependent upon the accuracy of each Shareholder's representations and warranties set forth herein, and upon each Shareholder's compliance with the covenants set forth herein, and that a tax-free reorganization for federal income tax purposes requires, among other factors, the accuracy of the representations contained herein. Each Shareholder understands that the representations and warranties and covenants of such Shareholder set forth herein will be relied upon by Acquiror, Target, their respective counsel and accounting firms and other shareholders of Target.

     3. Representations, Warranties and Covenants of Each Shareholder. Each Shareholder represents, warrants and covenants as follows:

          3.1 Each Shareholder has full power and authority to execute the Merger Agreement and this Agreement, to make the representations and warranties and covenants herein contained and to perform such Shareholder's obligations hereunder.

          3.2 Appendix A attached hereto sets forth all shares of Target Stock owned by each Shareholder, including all Target Stock as to which such Shareholder has sole or shared voting or investment power and all rights, options and warrants to acquire Target Stock. Except as contemplated by the Merger Agreement, no other person or entity not a signatory to this Agreement has a beneficial interest in or right to acquire all or any portion of the shares of Target Stock set forth in Appendix A.

          3.3 Each Shareholder is acquiring the Acquiror Stock solely for the Shareholder's own account, for investment and not with a view to any resale or other distribution thereof in violation of the Securities Act.

          3.4 Each Shareholder acknowledges and understands that the terms of the Merger have not been reviewed by the SEC or by any state securities authorities, that the Acquiror Stock has not been registered under the Securities Act, any state securities law or registered or qualified under any other securities laws, based on, among other factors, that no distribution or public offering has been effected and the Acquiror Stock will be issued by Acquiror in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act. Each Shareholder understands that Acquiror is relying on such Shareholder's representations as set forth herein for purposes of claiming such exemption, including the bona fide nature of such Shareholder's investment intent as expressed above. Each Shareholder acknowledges that, except as is set forth in
Section 7 of this Agreement, Acquiror is under no obligation to register the Acquiror Stock under the Securities Act. As a result, unless an exemption from such registration is then available, such Shareholder must hold the Acquiror Stock until such time as Acquiror has registered the Acquiror Stock for resale under the Securities Act and qualified the Acquiror Stock for resale under applicable state securities laws.

          3.5 Each Shareholder is familiar with Regulation D promulgated under the Securities Act and is an "accredited investor" as defined in Rule 501(a) of such Regulation D or such Shareholder, either alone or together with such Shareholder's representative, has such knowledge and experience in financial, investment and business matters that the Shareholder is capable of evaluating the merits and risks of an investment in the Acquiror Stock. Each Shareholder acknowledges that the Acquiror Stock are volatile securities that involve a high degree of risk. Each Shareholder represents that it is capable of determining what documents and information are necessary to evaluate the Merger and/or an investment in the Acquiror Stock, and has the capacity to protect its own interests in connection with the Merger and the acquisition of the Acquiror Stock.

          3.6 Each Shareholder represents that its financial condition is such that the Shareholder is able to bear any and all economic risks associated with investment in the Acquiror Stock, including the risk of holding the Acquiror Stock for an indefinite period of time. Each Shareholder represents that it can also afford a complete loss of its investment in the Acquiror Stock, and has adequate means of providing for the Shareholder's current needs and possible personal contingencies; provided, however, that nothing contained herein shall
                        ------------------
relieve Acquiror from strict adherence to the terms of Section 7.

          3.7 Until such time as the Acquiror Stock has been registered for resale, each Shareholder understands and acknowledges that each stock certificate representing the Acquiror Stock shall bear a legend in, or substantially in, the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN A SHAREHOLDERS AGREEMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NEITHER SUCH SHARES NOR ANY PORTION THEREOF OR INTEREST THEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF (I) EXCEPT AS SET FORTH IN THE SHAREHOLDERS AGREEMENT AND (II) UNLESS THE SAME ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION SHALL HAVE RECEIVED EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE CORPORATION (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION)."

          3.8 Each Shareholder understands that Acquiror may maintain a "stop transfer order" against the Acquiror Stock for the purpose of ensuring compliance with applicable securities laws. Acquiror shall not be required (a) to transfer or have transferred on its books any Acquiror Stock that has been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as an owner of such Acquiror Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Acquiror Stock shall have been so transferred in violation of any provision of this Agreement. Acquiror agrees that such stop transfer instructions and legends will be promptly removed and transfers of Acquiror Common Stock will be processed if the provisions of this Agreement and the Securities Act are complied with.

          3.9 Each Shareholder has received a copy of the AllBrite Technologies, Inc. Information Statement dated December 13, 2000, including copies of Acquiror's Annual Report on Form 10-K for fiscal the year ended September 24, 1999, Acquiror's 1999 Annual Report to Shareholders, Acquiror's Proxy Statement dated January 3, 2000 and Acquiror's Quarterly Reports on Form 10-Q for the quarters ended December 31, 1999, March 31, 2000 and June 30, 2000 (collectively, the "Disclosure Materials"). The Shareholder, either alone or together with the Shareholder's representative, has made such further investigation as the Shareholder deems appropriate as to, and is fully familiar with, and knowledgeable regarding, the financial condition, business affairs and prospects of Acquiror. The Shareholder has been given the opportunity to ask questions of, and receive answers from, the principal officers of Acquiror concerning the business and financial affairs of Acquiror, and has had further opportunity to obtain any additional information necessary to verify the accuracy of the foregoing information. To the extent any

Shareholder has not sought information regarding any particular matter, the Shareholder represents that Shareholder had no interest in doing so and that such matters are not material to the Shareholder in connection with this investment.

     4.   Negative Covenants of Shareholder.

          4.1 Notwithstanding any other provision of this Agreement to the contrary, each Shareholder covenants and agrees that it will not, except in the Merger, sell, transfer, exchange, pledge or otherwise dispose of (including by way of distributions to underlying beneficial owners), or in any other way reduce such Shareholder's risk of ownership or investment in, or make any offer or agreement relating to any of the foregoing with respect to any shares of Target Stock that such Shareholder owns or hereafter may acquire as set forth in Appendix A, or any shares of Acquiror Stock that such Shareholder may acquire in connection with the Merger, or any securities that may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor (all such shares and other securities of Acquiror being herein sometimes collectively referred to as "Restricted Securities"), (i) during the thirty (30) day period immediately preceding the Effective Time of the Merger, and (ii) until the date (the "Pooling Report Filing Date") that Acquiror files with the SEC a report (the "Pooling Report") that includes the combined financial results of Acquiror and Target for a period of at least thirty (30) days of combined operations of Acquiror and Target within the meaning of Accounting Series Release No. 130, as amended, of the SEC. Acquiror covenants and agrees that the Pooling Report shall be filed with the SEC on or before March 12, 2001.

          4.2 Each Shareholder covenants and agrees that it will not sell, transfer, exchange, pledge, or otherwise dispose of, or make any offer or agreement relating to any of the foregoing with respect to, any Restricted Securities, or any option, right or other interest with respect to any Restricted Securities, unless (i) such transaction is permitted pursuant to Rule 144 under the Securities Act, (ii) counsel representing such Shareholder, which counsel is reasonably satisfactory to Acquiror, shall have advised Acquiror in a written opinion letter satisfactory to Acquiror and Acquiror's legal counsel, and upon which Acquiror and its legal counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer or other disposition, (iii) a registration statement under the Securities Act covering the Acquiror Stock proposed to be sold, transferred or otherwise disposed of, describing the manner and terms of the proposed sale, transfer or other disposition, and containing a current prospectus, shall have been filed with the SEC and made effective under the Securities Act, or (iv) an authorized representative of the SEC shall have rendered written advice to such Shareholder (sought by such Shareholder or counsel to such Shareholder, with a copy thereof and all other related communications delivered to Acquiror) to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take action, with respect to the proposed disposition if consummated.

          4.3 Each Shareholder represents and warrants that it has no plan or intention to sell, exchange or otherwise dispose of shares of Acquiror Stock received in connection with the Merger.

     5. Rule 144. From and after the Effective Time of the Merger and for so long as is necessary in order to permit each Shareholder to sell the Acquiror Stock held by it pursuant to Rule 144 under the Securities Act, Acquiror will file on a timely basis all reports required to be filed by it pursuant to
Section 13 of the Exchange Act referred to in Paragraph (c)(1) of Rule 144 under the Securities Act, in order to permit each Shareholder to sell the Acquiror Stock held by it pursuant to the terms and conditions of Rule 144. Each Shareholder understands that, except as provided in this Section 5 and in
Section 7 of this Agreement, Acquiror is under no obligation to register the sale, transfer or other disposition of any Restricted Securities by or on behalf of any Shareholder or to take any other action necessary in order to make compliance with an exemption from registration available.

     6. Restrictions on Resales. Each Shareholder agrees and acknowledges that, in addition to the restrictions imposed under Section 4 of this Agreement, the provisions of the Securities Act prohibit the public resale of Restricted Securities (except in a transaction registered under the Securities Act) until such time as such Shareholder has beneficially owned, within the meaning of SEC Rule 144(d), the Restricted Securities for a period of at least one (1) year after the date of the Merger. Each Shareholder acknowledges that such Shareholder is familiar with Rule 144 and agrees to comply with the provisions of such rule as applicable to the Restricted Securities.

     7.   Registration of Shares Issued in the Merger.

          7.1  Registrable Shares. For purposes of this Agreement, "REGISTRABLE
               ------------------
SHARES" shall mean the shares of Acquiror Common Stock issued in the Merger;

provided, however, that Registrable Shares shall not include: (i) eighty-five
--------  -------
percent (85%) of the shares of Acquiror Common Stock issued to each of Lee Olesen and Rick Moore in the Merger, (ii) shares of Acquiror Common Stock issued in the Merger that have been sold or otherwise transferred by the shareholders of Target who initially received such shares in the Merger prior to the effective date of the Registration Statement (as defined below) (collectively, the "HOLDERS"), and (iii) shares of Acquiror Common Stock issuable upon exercise of Target Options; provided however, that a distribution of shares of Acquiror Common Stock issued in the Merger without additional consideration, to underlying beneficial owners (such as the general and limited partners, shareholders or trust beneficiaries of a Holder) shall not be deemed such a sale or transfer for purposes of this Section 7 and such underlying beneficial owners shall be entitled to the same rights under this Section 7 as the initial Holder from which the Registrable Shares were received and shall be deemed a Holder for the purposes of this Section 7.

          7.2  Required Registration. Acquiror shall prepare and file with the
               ---------------------
Commission a shelf registration statement on Form S-3 (or such successor or other appropriate form) under the Securities Act with respect to the Registrable Shares (the "REGISTRATION STATEMENT") and will effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or "blue sky" laws and compliance with any other applicable governmental requirements or regulations) as any selling Holder may reasonably request and that would permit or facilitate the sale of Registrable Shares

(provided however that Acquiror shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction). The Registration Statement shall be filed with the Commission not later than March 12, 2001. Acquiror will maintain the effectiveness of the Registration Statement and other applicable registrations, qualifications and compliances for up to three months from the date that the Registration Statement first becomes effective (the "REGISTRATION EFFECTIVE PERIOD"). Following the later to occur of the Pooling Report Filing Date and the date the Registration Statement is first declared effective, the Holders will be permitted (subject in all cases to the provisions of paragraph (c) of this Section 7) to offer and sell Registrable Shares during the Registration Effective Period in the manner described in the Registration Statement provided that the Registration Statement remains effective and has not been suspended.


          7.3  Suspension Right.  Notwithstanding any other provision of this
               ----------------
Section 7, Acquiror shall have the right at any time to require that all Holders suspend further open market offers and sales of Registrable Shares whenever, and for so long as, in the reasonable judgment of Acquiror after consultation with counsel, the use of the Registration Statement and the prospectus related thereto must be suspended due to the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (the "SUSPENSION RIGHT"). In the event Acquiror exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not detrimental to Acquiror and its shareholders or, if earlier, until such time as the information or event is no longer material, each as determined in good faith by Acquiror after consultation with counsel. Notwithstanding the foregoing, Acquiror shall not impose the Suspension Right at any time for more than thirty (30) consecutive days. Acquiror will promptly give the Holders written notice of any such suspension and will use all reasonable efforts to minimize the length of the suspension. The Registration Effective Period shall be extended by a period of time equal to the duration of any period during which the Suspension Right is imposed.

          7.4  Further Obligations of Acquiror.
               -------------------------------

               7.4.1 Acquiror shall furnish to the Holders such reasonable number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus), any documents incorporated by reference into the Registration Statement and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

               7.4.2 Acquiror will use its best efforts to diligently prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

               7.4.3 Acquiror shall file on a timely basis with the SEC all information that the SEC may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, shall take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to Acquiror Stock. Acquiror shall furnish to any Holder forthwith upon request (i) a written statement by Acquiror as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of Acquiror as filed with the SEC, and (iii) any other reports and documents that a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such Registrable Shares without registration.

               7.4.4 Acquiror shall notify the Holders promptly (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose, and (iv) of the receipt by Acquiror of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for that purpose.

               7.4.5 Acquiror shall use commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement, and if one is issued, will use commercially reasonable efforts to obtain the withdrawal of any stop order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Securities for sale in any jurisdiction at the earliest possible time.

          7.5  Obligations of Holders.
               ----------------------

               7.5.1 Each Holder covenants and agrees that it shall promptly furnish to Acquiror such information regarding themselves or the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be reasonably requested by Acquiror in order to effect the registration of its Registrable Securities. Each Holder agrees that it will not effect any disposition of its Registrable Securities that would constitute a sale within the meaning of the Securities Act (including a disposition which qualifies for an exemption from registration thereunder) except in compliance with the Securities Act and the regulations thereunder, including all applicable prospectus delivery requirements.

               7.5.2 Each Holder covenants and agrees that it will promptly advise the Company of any changes in the information concerning each Holder contained in the Registration Statement and that such Holder will not make any sale of Registrable Securities pursuant to the

Registration Statement without complying with the prospectus delivery requirements of the Securities Act.

               7.5.3 Each Holder acknowledges that occasionally there may be times (as described in paragraph (c) of this Section 7) when Acquiror must temporarily suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by Acquiror and declared effective by the SEC, the relevant prospectus supplemented by Acquiror or until such time as Acquiror has filed an appropriate report with the SEC pursuant to the 1934 Act. During any period in which sales are suspended, each Holder covenants and agrees that it will not offer or sell any such Registrable Securities pursuant to the Registration Statement or any such prospectus.

          7.6  Expenses.  Acquiror agrees to bear the costs and expenses for any
               --------
registration pursuant to this Section 7. The costs and expenses to be borne by Acquiror for purposes of this Section 7 shall include, without limitation, printing expenses (including a reasonable number of prospectuses for circulation by the selling Holders), legal fees and disbursements of counsel for Acquiror, legal fees and disbursements of one counsel for the Holders in an amount not to exceed $25,000, "blue sky" expenses, accounting fees and filing fees, but shall not include underwriting commissions or similar charges.

          7.7  Indemnification.
               ---------------

               7.7 Acquiror will indemnify and hold harmless each Holder, its officers, directors, shareholders or partners and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by Acquiror of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Acquiror will pay to each such Holder (and its officers, directors, employees, shareholders or partners), or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph (g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Acquiror; nor shall Acquiror be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (a) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the Registration Statement by any such Holder, or (b) a Violation that would not have occurred if such Holder had delivered to the purchaser the version of the Prospectus most recently provided by Acquiror to the Holder prior to the date of such sale.


          7.7.2 Each selling Holder will indemnify and hold harmless Acquiror, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls Acquiror within the meaning of the Securities Act, any other Holder selling securities pursuant to the Registration Statement and any controlling person of any such other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of the Holder to comply with the prospectus delivery requirements under the Securities Act, and the failure of the Holder to deliver the most current prospectus provided by Acquiror prior to such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in the Registration Statement or such Violation is caused by the Holder's failure to deliver to the purchaser of the Holder's Registrable Shares a prospectus (or amendment or supplement thereto) that had been made available to the Holder by Acquiror prior to such sale; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this paragraph (g) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph (g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder.

          7.7.3     Each person entitled to indemnification under this paragraph
(g) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party
                                --------
who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any
                                     ----------------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this paragraph (g) unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          7.7.4 To the extent that the indemnification provided for in this paragraph (g) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     8. Termination of Prior Agreements. Each party hereto agrees and consents to the termination of the Shareholders' Agreement dated as of December 31, 1999 and February 24, 2000, respectively, by and among Target and the Shareholders with such termination to be effective at the Effective Time.

     9. Notices. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given (i) upon receipt, if delivered by hand, (ii) one (1) business day after deposit with a nationally-recognized overnight courier service, with delivery charges prepaid or otherwise satisfied, or (iii) three (3) days after deposit in the United States mail, postage prepaid, certified or registered mail, addressed to a party as follows:

          if to Acquiror or Sub:

               Planar Systems, Inc.
               1400 NW Compton Drive
               Beaverton, OR 97008
               Attention: Chief Financial Officer
               Fax No:  503-690-1100
               Telephone No:  503-690-1541
          with a copy to:

               Ater Wynne LLP
               222 S.W. Columbia, Suite 1800
               Portland, OR  97201
               Attention:  Gregory E. Struxness, Esq.
               Fax No:  503-226-0079
               Telephone No:  503-226-8449

          if to Target, to:

               AllBrite Technologies, Inc.
               12568 Kirkham Court
               Poway, CA 92064
               Attention:  President
               Fax No: 619-679-9155
               Telephone No: 858-679-9226

          with a copy to:

               Foley & Lardner
               402 West Broadway, 23/rd/ Floor
               San Diego, CA 92101
               Attention: Joseph M. Lesko, Esq.
               Fax No: 619-234-3510
               Telephone No: 619-234-6655

          if to Target Shareholders:

               At the address set forth beneath each Target Shareholders'

signature below with a copy to:

               Foley & Lardner
               402 West Broadway, 23/rd/ Floor
               San Diego, CA 92101
               Attention: Joseph M. Lesko, Esq.
               Fax No: 619-234-3510
               Telephone No: 619-234-6655


or to such other address as any part may designate for itself by notice given as provided in this Agreement, except that notices of change of address shall only be effective upon receipt.

     10. Termination. This Agreement shall terminate and shall be of no further force and effect upon the termination of the Merger Agreement.

     11. Counterparts. This Agreement shall be executed in one or more counterparts, any of which may be a facsimile copy, each of which shall be deemed an original, and all of which together shall constitute one instrument.

     12. Binding Agreement. This Agreement will inure to the benefit of and be binding upon and enforceable against the parties and their successors and assigns, including administrators, executors, representatives, heirs, legatees and devisees of each Shareholder and any pledgee holding Restricted Securities as collateral.

     13. Waiver. No waiver by any part hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

     14. Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Oregon.

     15. Integration. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter of the Agreement.

     16. Attorneys' Fees. In the event of any legal action or proceeding to enforce or interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, and disbursements whether or not the proceeding results in a final judgment.

     17. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     18. Third-Party Reliance. Counsel to and accountants for the parties shall be entitled to rely upon this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first written above.


ALLBRITE TECHNOLOGIES, INC.      PLANAR SYSTEMS, INC.


By: /s/ Lee Olesen               By: /s/ Balaji Krishnamurthy
   ---------------                        --------------------------------
     Lee Olesen                          Balaji Krishnamurthy
     President                           President and Chief Executive Officer

CORONA ACQUISITION CORPORATION


By: /s/ Balaji Krishnamurthy
   -------------------------
     Balaji Krishnamurthy
     President and Chief Executive Officer


SHAREHOLDERS


/s/ Lee Olesen                          /s/ Richard Moore
---------------------------------       ---------------------------
Lee Olesen                              Richard Moore
2641 Pasatiempo Glen                    19919 Fortuna del Este
Escondido, CA 92025                     Escondido, CA 92029


/s/ Kenneth R. Christoffersen           /s/ Matthew A. Peterson
----------------------------------      ----------------------------
Kenneth R. Christoffersen               Matthew A. Peterson, Trustee
12217 Sunrise Court                     Matthew A. Peterson Trust dated 9/23/93
Poway, CA 92064                         6596 Avenida Wilfredo
                                        La Jolla, CA 92037


/s/ James F. Peterson                   /s/ Daniel C. Peterson
---------------------------------       ---------------------------------
James F. Peterson, Trustee              Daniel C. Peterson, Co-Trustee
James F. Peterson Trust dated 1/01/00   Peterson 1988 Family Trust dated
1135 Kildeer Court                       41650 Vista Montana
Encinitas, CA 92024                      Hemet, CA 92544


/s/ Andrew G. Peterson                   /s/ Christopher J. Connolly
---------------------------------        --------------------------------
Andrew G. Peterson, Trustee              Christopher J. Connolly, Co-
Andrew G. Peterson Separate Property     Christopher J. Connolly and Rhonda
Trust dated 3/1/99                       Connolly Family Trust
1234 Ramona Street                       3306 Bumann Road
Ramona, CA 92065                         Encinitas, CA 92024


/s/ Edward F. Whittler                   /s/ Marshal A. Scarr
----------------------------------       ---------------------------------
Edward F. Whittler, Trustee              Marshal A. Scarr, Trustee
Peterson & Price Profit Sharing Plan     Peterson & Price Profit
FBO Edward F. Whittler                   FBO Edward F. Whittler

530 B Street, Suite 1700                 530 B Street, Suite 1700
San Diego, CA 92101                      San Diego, CA 92101


/s/ Larry N. Murnane                     /s/ George Salameh
----------------------------------       --------------------------------
Larry N. Murnane, Trustee                George Salameh, Trustee
The Murnane Family Living Trust          Salameh Family Trust
13734 Butano Way                         13529 Chelly Court
San Diego, CA 92129                      San Diego, CA 92129


/s/ Sharlee Lou Welsh                    /s/ Christopher Welsh
---------------------------------        ---------------------------------
Sharlee Lou Welsh, Trustee               Christopher Welsh
Edward L. Nelson Trust dated 06/18/69    13996 Pequot Drive
FBO Sharlee Lou Welsh                    Poway, CA 92064
14198 Arbolitos Drive
Poway, CA 92064

/s/ Robert Chognard                     /s/ Jean C. Chognard
-----------------------------------     ----------------------------------------
Robert Chognard                         Jean C. Chognard, Trustee
110 Tuscaloosa                          Jean C. Chognard Separate Property Trust
Atherton, CA 94027                      U/A/D 11/17/95
                                        P.O. Box 406
                                        Palo Alto, CA 94302

/s/ Kim Finley                          /s/ Shawn D. Evans
------------------------------------    ----------------------------------------
Kim Finley                              Shawn D. Evans
13856 Otis Place                        1610 Monmouth Drive
Poway, CA 92064                         San Diego, CA 92109

/s/ Allan Finley                        /s/ Werner T. Heid
------------------------------------    ----------------------------------------
Allan Finley                            Werner T. Heid
13856 Otis Place                        6835 Via Valverde
Poway, CA 92064                         La Jolla, CA 92037

/s/ Stephen Heidel                      /s/ Edward Hessel
------------------------------------    ----------------------------------------
Stephen Heidel                          Edward Hessel
PO Box 1738                             5044 Chelterham Terrace
Rancho Santa Fe, CA 92067               San Diego, CA 92130

/s/ Wendy K. Wright                     /s/ James F. Holtz
------------------------------------    ----------------------------------------
Wendy K. Wright                         James F. Holtz
5044 Chelterham Terrace                 12737 Rue Vincennes
San Diego, CA 92130                     San Diego, CA 92131

/s/ Charles Jadallah                    /s/ Janine Jadallah
------------------------------------    ----------------------------------------
Charles Jadallah                        Janine Jadallah
1742 Los Altos Drive                    1742 Los Altos Drive
San Mateo, CA 94402                     San Mateo, CA 94402


/s/ Danny N. Kashou                     /s/ Ronald J. Monark
------------------------------------    ----------------------------------------
Danny N. Kashou                         Ronald J. Monark
1954 Hacienda Drive                     442 Loma Larga Drive
El Cajun, CA 92020                      Solana Beach, CA 92075

/s/ Manoj Monga                         /s/ Mary Monga
------------------------------------    ----------------------------------------
Manoj Monga                             Mary Monga
8558 LaJolla Shores Drive               8558 LaJolla Shores Drive
La Jolla, CA 92037                      La Jolla, CA 92037


/s/ Mahmoud Mostafa                     /s/ Najah Mostafa
------------------------------------    ----------------------------------------
Mahmoud Mostafa                         Najah Mostafa
15219 Avenida Rorras                    15219 Avenida Rorras
San Diego, CA 92128                     San Diego, CA 92128


/s/ Tayseer Odeh                        /s/ Donald Ratkowski
------------------------------------    ----------------------------------------
Tayseer Odeh, Trustee                   Donald Ratkowski, Trustee
The Odeh Family Trust dated January 19, Ratkowski Revocable Trust dated April22,
2000                                    1982
8585 La Jolla Shores Drive              8105 N. 47/th/
La Jolla, CA 92037                      Paradise Valley, AZ 85253

/s/ Chong Roussin                       /s/ Joyce E. Ratkowski
------------------------------------    ----------------------------------------
Chong Roussin                           Joyce E. Ratkowski, Trustee
13429 Appalachian Way                   Ratkowski Revocable Trust dated April
San Diego, CA 92129                     1982
                                        8105 N. 47/th/
                                        Paradise Valley, AZ 85253

/s/ John Roussin                        /s/ Roy K. Salameh
------------------------------------    ----------------------------------------
                                        Roy K. Salameh
John Roussin                            2642 Unicornio Street
13429 Appalachian Way                   Carlsbad, CA 92009
San Diego, CA 92129

/s/ Steve Steinfield                    /s/ Sidney A. Stutz
------------------------------------    -------------------------------------
                                        Sidney A. Stutz, Trustee
Steve Steinfield                        Sidney & Judith Stutz Family Trust dated
9606 Lynne Anne Lane                    June 6, 1996
San Diego, CA 92129                     6003 Waverley Avenue
                                        La Jolla, CA 92037